UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2009

PZENA INVESTMENT MANAGEMENT, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 West 45th Street, New York, New York	10036
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code:   (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act.

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Departure of Named Executive Officer

On May 7, 2009, Pzena Investment Management, Inc. (the “Company) announced that A. Rama Krishna has submitted his notice of intent to resign as President, International, of the Company. Mr. Krishna has agreed to be available for client consultation and to otherwise assist the firm over a transition period of up to one year.  A copy of the news released is furnished herewith as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press release, dated May 7, 2009, of Pzena Investment Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 7, 2009

PZENA INVESTMENT MANAGEMENT, INC.

		By:	/s/ Joan F. Berger
			Name:	Joan F. Berger
			Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release, dated May 7, 2009, of Pzena Investment Management, Inc.